Exhibit 10.22

25 October 2011

Attention: Mark Byers

The Directors

Bleach Pty Ltd

14 Mentmore Avenue

Rosebery NSW 2018

RE: $250,000 AUD Trade Finance Facility

Dear Mark,

I refer to the trade finance application received 24th October 2011.

This is a formal confirmation that your facility has been approved, and that Moneytech has issued Bleach Pty Ltd with a $250,000 line of credit for use when paying local or overseas suppliers.

Yours Sincerely,

Moneytech Finance Pty Ltd

/s/ Mark Cameron	/s/ Hugh Evans
Mark Cameron	Hugh Evans
Director	Director

• Moneytech Finance Pty Ltd • ABN: 75 112 110 906

• Level 6, 97 Pacific Highway North Sydney NSW 2060 • PO Box 2015 North Sydney NSW 2059

• Tel: (02) 8907-2500 • Fax: (02) 8907-2599 • Web: www.moneytech.com.au

25 October 2011

Attention: Mark Byers

The Directors

Ksubi Pty Ltd

14 Mentmore Avenue

Rosebery NSW 2018

RE: $250,000 AUD Trade Finance Facility

Dear Mark,

I refer to the trade finance application received 24th October 2011.

This is a formal confirmation that your facility has been approved, and that Moneytech has issued Ksubi Pty Ltd with a $250,000 line of credit for use when paying local or overseas suppliers.

Yours Sincerely,

Moneytech Finance Pty Ltd

/s/ Mark Cameron	/s/ Hugh Evans
Mark Cameron	Hugh Evans
Director	Director

• Moneytech Finance Pty Ltd • ABN: 75 112 110 906

• Level 6, 97 Pacific Highway North Sydney NSW 2060 • PO Box 2015 North Sydney NSW 2059

• Tel: (02) 8907-2500 • Fax: (02) 8907-2599 • Web: www.moneytech.com.au

25 October 2011

Attention: Mark Byers

The Directors

Something Else by Natalie Wood Pty Ltd

14 Mentmore Avenue

Rosebery NSW 2018

RE: $250,000 AUD Trade Finance Facility

Dear Mark,

I refer to the trade finance application received 24th October 2011.

This is a formal confirmation that your facility has been approved, and that Moneytech has issued Something Else by Natalie Wood Pty Ltd with a $250,000 line of credit for use when paying local or overseas suppliers.

Yours Sincerely,

Moneytech Finance Pty Ltd

/s/ Mark Cameron	/s/ Hugh Evans
Mark Cameron	Hugh Evans
Director	Director

• Moneytech Finance Pty Ltd • ABN: 75 112 110 906

• Level 6, 97 Pacific Highway North Sydney NSW 2060 • PO Box 2015 North Sydney NSW 2059

• Tel: (02) 8907-2500 • Fax: (02) 8907-2599 • Web: www.moneytech.com.au

25 October 2011

Attention: Mark Byers

The Directors

Glowturn Pty Ltd

14 Mentmore Avenue

Rosebery NSW 2018

RE: $250,000 AUD Trade Finance Facility

Dear Mark,

I refer to the trade finance application received 24th October 2011.

This is a formal confirmation that your facility has been approved, and that Moneytech has issued Glowturn Pty Ltd with a $250,000 line of credit for use when paying local or overseas suppliers.

Yours Sincerely,

Moneytech Finance Pty Ltd

/s/ Mark Cameron	/s/ Hugh Evans
Mark Cameron	Hugh Evans
Director	Director

• Moneytech Finance Pty Ltd • ABN: 75 112 110 906

• Level 6, 97 Pacific Highway North Sydney NSW 2060 • PO Box 2015 North Sydney NSW 2059

• Tel: (02) 8907-2500 • Fax: (02) 8907-2599 • Web: www.moneytech.com.au